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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                            Date of Report:  May 24, 1996


                            NUKO INFORMATION SYSTEMS, INC.
             ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)




    NEW YORK                        2-31438                16-0962874
- --------------------------------------------------------------------------------
(State or other             (Commission File Number)       IRS Employer
 jurisdiction of                                        Identification No.)
 incorporation)


              2235 QUME DRIVE, SAN JOSE, CALIFORNIA 95131
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             (Address of principal executive office, including zip code)




Registrant's Telephone Number, including area code:             (408) 526-0288
                                                            --------------------

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Item 7.   Financial Statements and Exhibits

    (c)  Exhibits

EXHIBIT
  NO.                             DESCRIPTION
- -------            -----------------------------------------------------------
  99               OTHER EXHIBITS
  99.1             Interim Condensed Balance Sheets at April 30, 1996
                   (Unaudited), at Quarterly Period Ended March 31, 1996
                   (Unaudited) and at December 31, 1995 (Audited)
  99.2             Condensed Statement of Operations for the Four Months Ended
                   April 30, 1996 (Unaudited)

                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NUKO Information Systems, Inc.
                             ---------------------------------------------
                                            (Registrant)




Date:    May 22, 1996                       /s/ John Gorman
                                  ----------------------------------------
                                  John Gorman, Vice President, Finance and
                                  Chief Financial Officer